Alpine Municipal Money Market Fund

A SERIES OF ALPINE INCOME TRUST

Supplement Dated January 31, 2011 to the
Prospectus dated February 27, 2010, as supplemented

IMPORTANT NOTICE REGARDING ALPINE MUNICIPAL MONEY MARKET FUND (“FUND”)

The following supplements information contained in the Fund Prospectus:

On January 31, 2011, the Fund experienced a downgrade of its credit rating provided by Fitch Ratings (“Fitch”) from to ‘AAmmf’ from ‘AAAmmf.’ Money market funds rated ‘AAmmf’ denote very strong capacity to achieve money market fund’s investment objective of preserving principal and providing shareholder liquidity through limiting credit, market, and liquidity risk. Please see Fitch’s website at www.fitchratings.com for more information about the Fund’s credit rating.

Fitch’s money market fund ratings are an assessment of the safety of invested principal and the ability to maintain a stable value of the fund’s shares. Ratings are based on an evaluation of several factors including credit quality, diversification and maturity of assets in the portfolio as well as management strength and operational capabilities. For more information on credit ratings, visit www.fitchratings.com.

Please retain this Supplement for future reference.

An investment in the Alpine Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Ratings are not an endorsement of an investment in the Fund, nor do they imply any future performance.